UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2023

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-12675	95-4598246
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)

(310) 481-8400

(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	KRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements with Certain Officers.

Kilroy Realty Corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on May 24, 2023. At the Annual Meeting, the stockholders of the Company approved an amended and restated Kilroy Realty 2006 Incentive Award Plan (the “Plan”). The amended and restated Plan reflects an increase in the limit on the aggregate number of shares of the Company’s common stock that may be delivered pursuant to all awards granted under the Plan by an additional 1,900,000 shares so that the new aggregate share limit under the Plan is 12,620,000 shares.

The preceding summary of the Plan amendment is qualified in its entirety by reference to the full text of the amended and restated Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting.

Proposal 1:    Election of directors, each to serve until the Company’s 2024 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
John Kilroy	97,305,494	6,055,859	51,315	5,633,551
Edward F. Brennan, PhD	84,373,896	18,986,715	52,057	5,633,551
Jolie Hunt	96,361,185	6,990,365	61,118	5,633,551
Scott S. Ingraham	93,641,089	9,726,592	44,987	5,633,551
Louisa G. Ritter	96,329,022	7,031,295	52,351	5,633,551
Gary R. Stevenson	96,150,639	7,200,801	61,228	5,633,551
Peter B. Stoneberg	73,797,395	29,546,630	68,643	5,633,551

Proposal 2:    Approval of the Amended and Restated 2006 Incentive Award Plan.

For	Against	Abstain	Broker Non-Votes
98,250,230	5,102,449	59,989	5,633,551

Proposal 3:    Approval, on an advisory basis, of the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
61,566,979	41,776,999	68,690	5,633,551

Proposal 4:    Approval, on an advisory basis, of the frequency of future votes on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
98,579,196	3,534	4,781,416	48,522	5,633,551

Proposal 5:    Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
104,413,337	4,587,063	45,819	N/A

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1†*	Kilroy Realty 2006 Incentive Award Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
_______________
*    Filed herewith.
†    Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: May 24, 2023

By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller